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                                                                  EXHIBIT 10.2.2



       Reference is made to the Asset Purchase Agreement (the "Purchase Agreement") between Ameron Broadcasting, Inc. ("Ameron") and Capstar Acquisition Company, Inc. ("Capstar") dated as of April 24, 1997, including without limitation Section 12.3 of the Purchase Agreement, and to the Agreement to Assign Construction Permit (the "Permit Agreement") between Sharepoint Management Group, Inc. ("Sharepoint") and Capstar also dated as of April 24, 1997. Since Sharepoint is controlled personally by the President of Ameron who will receive all of the Construction Permit proceeds personally, Ameron and Capstar hereby agree that the Purchase Price (as defined in the Purchase Agreement) to be paid under the Purchase Agreement shall be reduced on a dollar-for-dollar basis by the amount of the purchase price to be paid under the Permit Agreement. This letter is intended to comply with the terms of
Section 12.3 of the Purchase Agreement.

       IN WITNESS WHEREOF, Ameron and Capstar have caused this letter to be signed as of this 25th day of April, 1997.


                                           AMERON BROADCASTING, INC.


                                           By: /s/
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                           CAPSTAR ACQUISITION COMPANY, INC.


                                           By: /s/
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------